                                                      Registration No. 33-68456

        As filed with the Securities and Exchange Commission on July 23, 1998

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                            Post-Effective Amendment No.2*
                                          to
                                       FORM S-3
                                Registration Statement
                                        Under
                              THE SECURITIES ACT OF 1933

                           TELEPHONE AND DATA SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Its Charter)

               Delaware                                     36-2669023
     (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                    Identification Number)

                              30 North La Salle Street
                               Chicago, Illinois 60602
                                    (312) 630-1900
            (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                              LeRoy T. Carlson, Chairman
                           Telephone and Data Systems, Inc.
                               30 North La Salle Street
                               Chicago, Illinois 60602
                                    (312) 630-1900
              (Name, address, including zip code, and telephone number,
                      including area code, of agent for service)

                           Copies of all communications to:
                              Wilbur C. Delp, Jr., Esq.
                                   Sidley & Austin
                  One First National Plaza, Chicago, Illinois 60603
                                    (312) 853-7000

     Approximate date of commencement of proposed sale to the public: From time to time after the Registration Statement becomes effective, as determined by market conditions and other factors.
     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

*THIS POST-EFFECTIVE AMENDMENT NO. 2 (THE "AMENDMENT") TO THE REGISTRANT'S REGISTRATION STATEMENT NO. 33-68456 IS BEING FILED PURSUANT TO RULE 462(D) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR THE SOLE PURPOSE OF FILING AN EXHIBIT AND, ACCORDINGLY, SHALL BECOME EFFECTIVE IMMEDIATELY UPON FILING WITH THE COMMISSION.

                                   EXPLANATORY NOTE


     This Post-Effective Amendment No. 2 to Form S-3 is being filed solely for the purpose of filing as an exhibit the Form T-1 Statement of Eligibility and Qualification relating to Registration Statement No. 33-68456, declared effective on October 12, 1993, and amended by a Post-Effective Amendment, declared effective on June 10, 1998.

                                    EXHIBIT INDEX

          Exhibit
          Number
          ------
          * 1.2          Form of Selling Agency Agreement

          * 4.1          Form of Indenture

          * 4.2          Form of Global Note

          * 4.3          Form of Certificated Note

          * 4.4          Restated Certificate of Incorporation of the
                         Registrant, is hereby incorporated by reference to
                         Exhibit 3.1 to the Registrant's Current Report on
                         Form 8-K dated May 22, 1998.

           *4.5 Restated Bylaws of the Registrant, are hereby incorporated by reference to Exhibit 3.2 to the Registrant's Current Report on Form 8-K dated
                         May 22, 1998.

            * 5          Opinion of Sidley & Austin

            *12 Statements regarding computation of ratios are hereby incorporated by reference to the Company's Annual
                         Reports on Form 10-K for the Years Ended December
                         31, 1997,1996,1995,1994 and 1993, and the Company's
                         Quarterly Report on Form 10-Q for the Quarter Ended
                         March 31, 1998.

          * 23.1         Consent of independent public accountants

          * 23.2         Consent of independent accountants

          * 23.3         Consent of Sidley & Austin

          * 24           Powers of Attorney

            25           Form T-1 Statement of Eligibility and
                         Qualification under the Trust Indenture
                         Act of 1939 of Harris Trust and Savings
                         Bank, as trustee.

     ------------------------
     *Previously Filed

                                     SIGNATURE

          Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on the 23rd day of July, 1998


                                   TELEPHONE AND DATA SYSTEMS, INC.



                                   By:  /s/  LeRoy T. Carlson, Jr.
                                        ----------------------------------------
                                        LeRoy T. Carlson, Jr.
                                        Presiden and Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the dates indicated.

          Signature                                    Title
          ---------                                    -----

 /s/    LeRoy T. Carlson                CHAIRMAN AND DIRECTOR
-----------------------------------
        LeRoy T. Carlson

 /s/    LeRoy T. Carlson, Jr.           PRESIDENT AND DIRECTOR
-----------------------------------     (CHIEF EXECUTIVE OFFICER)
        LeRoy T. Carlson, Jr.

 /s/    Murray L. Swanson               EXECUTIVE VICE PRESIDENT
-----------------------------------     - FINANCE AND DIRECTOR
        Murray L. Swanson               (PRINCIPAL FINANCIAL OFFICER)

                *                       DIRECTOR
-----------------------------------
        James Barr III

                *                       DIRECTOR
-----------------------------------
        Rudolph E. Hornacek

                *                       DIRECTOR
-----------------------------------
        Donald C. Nebergall

                *                       DIRECTOR
-----------------------------------
        Herbert S. Wander

                *                       DIRECTOR
-----------------------------------
        Walter C.D. Carlson

                                        DIRECTOR
-----------------------------------
        Letitia C.G. Carlson

                *                       DIRECTOR
-----------------------------------
        Donald R. Brown

                                        DIRECTOR
-----------------------------------
        George W. Off

                                        DIRECTOR
-----------------------------------
        Martin L. Solomon

-----------------------------------     VICE PRESIDENT AND CONTROLLER (PRINCIPAL
        Gregory J. Wilkinson            ACCOUNTING OFFICER)


*  By   /s/  LeRoy T. Carlson, Jr.
        --------------------------------
         LeRoy T. Carlson
         Attorney-in-Fact